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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): December 19, 2002


                                  iVillage Inc.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                   000-25469               13-3845162
-------------------      -----------------------   --------------------
 (State or other            (Commission File          (IRS Employer
 jurisdiction of                Number)             Identification No.)
  organization)


500-512 Seventh Avenue, New York, New York                   10018
---------------------------------------------------      ----------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (212) 600-6000


-------------------------------------------------------------------------------
          (Former name or former address if changed since last report)



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Item 5. Other Events.

         On December 19, 2002, iVillage Inc. ("iVillage") issued a press release announcing the scheduled transfer of iVillage's common stock listing from The Nasdaq National Market to The Nasdaq SmallCap Market effective at the opening of the market on December 20, 2002. A copy of iVillage's press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits

            99.1 Press Release dated December 19, 2002 regarding iVillage Inc.'s announcement of the scheduled transfer of its common stock listing from The Nasdaq National Market to The Nasdaq SmallCap Market.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           iVillage Inc.
                                           (Registrant)

Date:  December 20, 2002                   By:  /s/ Scott Levine
                                                ------------------------------
                                                Scott Levine
                                                Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibits
--------

99.1 Press Release dated December 19, 2002 regarding iVillage Inc.'s announcement of the scheduled transfer of its common stock listing from The Nasdaq National Market to The Nasdaq SmallCap Market.